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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                               SAFETY-KLEEN CORP.
                (Name of Registrant as Specified In Its Charter)

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
    (Name of Person(s) Filing Proxy Statement if other than the Reggistrant)

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               Safety-Kleen Ordered to Hold Shareholders Meeting


Columbia, S.C., Dec. 4, - Laidlaw Environmental Services, Inc. (NYSE: LLE - news) announced that the United States District Court for the Northern District of Illinois today ordered Safety-Kleen to comply with its obligations under the Wisconsin control share acquisition statute by calling a meeting of its shareholders. At the meeting, shareholders will vote on restoring full voting rights with respect to shares of Safety-Kleen Common Stock that Laidlaw Environmental may acquire pursuant to its previously announced exchange offer. The decision of the Honorable Joan B. Gottschall requires Safety-Kleen promptly to set the meeting date and to provide its shareholders list to Laidlaw Environmental.

     James Bullock, Laidlaw Environmental chairman, stated, "We are gratified that Judge Gottschall saw through Safety-Kleen's attempt to evade its statutory obligations and prevent its shareholders from having a meaningful opportunity to consider our offer. We are confident that Safety-Kleen's shareholders will protect their right to compare our offer to the merger proposed by Safety-Kleen by voting to restore full voting rights to our Safety-Kleen Shares."

     The court also granted Laidlaw Environmental's request for expedited discovery and set a hearing for January 6 on its motion for a preliminary injunction to, among other things, enjoin Safety-Kleen from proceeding with the merger or paying a break-up fee and requiring the directors to amend Safety-Kleen's rights plan to make it inapplicable to Laidlaw Environmental's offer.